                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                       Bio-Imaging Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
        Bio-Imaging Technologies Independent Shareholders' Committee
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            BIO-IMAGING TECHNOLOGIES
                       INDEPENDENT SHAREHOLDERS COMMITTEE
                          c/o Bryan, Levitin & Bab, LLP
                               330 Madison Avenue
                            New York, New York 10017

To The Shareholders of Bio-Imaging Technologies, Inc.

         The enclosed Proxy Statement and BLUE proxy card are being sent to you by the Bio-Imaging Technologies Independent Shareholders Committee (the "Shareholders Committee") to solicit your vote at the Annual Meeting of Bio-Imaging Technologies, Inc. scheduled for 9 A.M., February 27th, 1998, at the Sheraton Bucks County Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania.

         We ask you to support the Shareholders Committee's (a) proposal for a Board consisting of six members, rather than the three proposed by the current board of directors (the "Current Board") and (b) six nominees for election as directors, in opposition to the three nominees proposed by the Current Board.

         The Shareholders Committee, composed of four long time shareholders and the founder of the Company, Dr. James Conklin, was formed because of the Committee's concern with recent actions by the Current Board. After two years of increasing revenues and profits, and after negotiating material agreements in furtherance of the Company's Business Plan, the Current Board, without prior notice, discharged the two senior officers primarily responsible for the growing success of the Company, Dr. James Conklin and Mr. Donald Lohin.

         The Current Board stated as recently as April 17, 1997, in its Registration Statement, that:

                  "The success of the Company is largely dependent upon the efforts of its key personnel, including James J. Conklin, M.D., its Chairman and Chief Scientific Officer, and Donald W. Lohin its President and Chief Executive Officer, the loss of either of whom would likely have a material adverse impact on the Company".

         As we elaborated in our February 6th Letter to Shareholders, the Shareholders Committee believes that the Current Board, and their actions, are dominated by Covance, Inc. a shareholder of the Company, which is also a contract research services provider in its own right, and that the discharge of senior management who have been primarily responsible for the growth and success of the Company over the past two years, and the change in the Company's strategic direction are not in the best interests of the Company and its stockholders. We believe that these actions, and the influence on the Current Board by Covance, Inc., will ensure that the Company never reaches its full potential.

         Members of the Committee were so concerned by the foregoing matters that they requested that the Current Board and Covance consider including two independent nominees in the slate of nominees submitted by the Current Board to the Annual Meeting.

         The Current Board and Covance stated that they preferred to appoint the two independent nominees, and not to include them on the Current Board's slate of nominees submitted to shareholders. When the Current Board's Proxy Statement was mailed on January 30, it made no disclosure of these discussions of the Current Board's proposal to appoint the independent nominees to the Board. The Committee was formed shortly thereafter.

         The Shareholders Committee believes that the Company needs a stronger management team, then what has been in place since December 19, 1997, and a more independent and experienced Board of Directors.

      Covance reported in the Current Board's January Proxy Statement,that it owned 2,355,000 shares of Common Stock on the Record Date,January 16,1998,or 28.7% of the total outstanding Common and Preferred shares entitled to vote at the Annual Meeting.The Shareholders Committee and their "Associates" (See, "Independent Shareholders Committee ",in the accompanying Proxy Statement) own over 1,500,000 shares or over 18.3% of the total shares entitled to vote at the Annual Meeting. YOUR VOTE WILL HELP DETERMINE THE OUTCOME AT THE ANNUAL MEETING.

         We are therefore submitting the attached Proxy Statement and BLUE proxy card for the six independent nominees and to set the number of directors at six. We believe that it is in the best interest of all shareholders to elect the Shareholders Committee's nominees at the Annual Meeting and we strongly recommend that you complete, sign and return the BLUE proxy card. If you have already submitted a proxy card to the Company, you are entitled to revoke it by signing and submitting the later dated BLUE proxy.


February  1998                              BIO-IMAGING TECHNOLOGIES
                                            INDEPENDENT SHAREHOLDERS COMMITTEE



                                            James J. Conklin, M.D.
                                            J.A. Cole, Jr.
                                            Frank J. Abella, Jr.
                                            Marc Berger
                                            Richard Dumler

                         BIO-IMAGING TECHNOLOGIES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 27, 1998

                       PROXY STATEMENT OF THE INDEPENDENT
                      SHAREHOLDERS COMMITTEE IN OPPOSITION
                            TO THE BOARD OF DIRECTORS

         This Proxy Statement, the accompanying Letter to Shareholders and the BLUE proxy card are being furnished to holders of the common stock, par value $.00025 per share (the "Common Stock") and series A preferred stock, $.00025 per share (the "Preferred Stock") of Bio-Imaging Technologies, Inc., a Delaware Corporation (the "Company"), in connection with the solicitation by the Independent Shareholders Committee of the Company (the "Shareholders Committee") of proxies, for use at the annual meeting of shareholders scheduled for Friday, February 27, 1998, at 9 A.M. at the Sheraton Bucks Hill Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania, and at any adjournment or adjournments thereof (the "Annual Meeting"). This Proxy Statement, the accompanying Letter to Stockholders and the BLUE proxy card are first being mailed to shareholders on or about February , 1998. The Company's principal executive offices are at 830 Bear Tavern Road, West Trenton, N.J. 08628.

         At the Annual Meeting, directors are to be elected to hold office until the next annual meeting and until their successors have been elected and qualified. The Shareholders Committee is soliciting your proxy in support of (a) its proposal to require a Board of six directors and (b) the election of its six nominees (the "Committee Nominees") named below. The current board of directors (the "Current Board") is asking the shareholders to elect only three directors nominated by them, although the shareholders elected seven directors at last year's annual meeting. If the Committee's proposal for a Board of six directors is adopted, and the Committee Nominees receive the highest number of votes, they will be elected as directors.

         If you wish to vote for the Committee Nominees you must sign and submit the BLUE proxy card. YOUR VOTE IS IMPORTANT. If you agree with the reasons for the Shareholders Committee's solicitation set forth in the accompanying Letter to Shareholders, and in the letter dated February 6, 1998 previously sent to you, we urge you to vote for the Committee Nominees by signing, dating and mailing the BLUE proxy card.

         We urge you not to sign the Current Board's white proxy card. If you have already voted the Current Board's white proxy card, you have every right to change your vote by signing and returning the enclosed BLUE proxy card. ONLY YOUR LATEST DATED PROXY CARD WILL COUNT AT THE ANNUAL MEETING.

         If your shares are registered in more than one name, the BLUE proxy card must be signed by all such persons to ensure that all shares are voted for the Committee Nominees.

         If you have any questions or need assistance in voting your shares, please call: The Independent Shareholders Committee at 1-800-845-6487.

                                     GENERAL

         According to the Current Board's Proxy Statement, dated January 30, 1998, there were outstanding at the record date of

January 16, 1998, 7,773,878 shares of Common Stock and 416,667 shares of Preferred Stock.

         Only holders of Common Stock and preferred stock of record at the close of business on January 16, 1998, will be entitled to vote at the annual meeting. Holders of shares of Common Stock or Preferred Stock, on January 16, 1998, are urged to submit a proxy even if such shares have been sold thereafter.

         The Common Stock and the Preferred Stock vote as one class, and each share of Common Stock and each share of Preferred Stock, entitles its owner to one vote. In order to adopt resolutions and elect directors, a majority of the outstanding shares of Common and Preferred Stock must be present by proxy or in person, in order to constitute a quorum. For information concerning voting procedures at the Annual Meeting see, "Voting and Proxy Procedures" below.

                       INDEPENDENT SHAREHOLDERS COMMITTEE

         The Committee, composed of four long time shareholders and Dr. James Conklin, the Founder of the Company, was formed because of concern with recent actions taken by the Current Board, which are discussed in the Letter to Shareholders set forth above and in the letter dated February 6th, 1998, previously sent to shareholders.

         After two years of substantially increasing profits, and after negotiating a number of strategic partnering agreements which would enable the Company to provide its customers with integrated services, the Current Board on December 19, 1997, discharged the two senior officers principally responsible for the Company's recent progress, Dr. Conklin, the Founder and until December 19th, the Principal Scientific Officer, and Mr. Donald Lohin, the President and Chief Executive Officer. The Committee believes that the Board is dominated by Covance, Inc. and that as long as Covance, a contract research service provider in its own right, influences the Company's directors, the Company cannot achieve its full potential.

         The members of the Shareholders Committee, and their shareholdings, are as follows:

Name                                       Principal                             Number of(1)       Percentage of(2)
and Address                                Occupation                            Shares Owned       Shares Owned
-----------                                ----------                            ------------       ------------
James J. Conklin                           -----                                 613,867            7.2%
1439 Buford Drive
Yardley, PA  19067

J.A. Cole, Jr.                             Retired                               182,500            2.2%
114 Forest Street
New Canaan, CT  06840

Marc Berger                                Managing Director                      64,100             .8%
70 East Sunrise Hgwy.                       Aegis Capital
Suite 415                                  Corp. Brokerage
Valley Stream, NY 11581-1264

Frank Abella, Jr.                          Managing Partner                      111,121            1.3%
732 West Eighth St.                        Investment Partners
Plainfield, N.J.  07060                    of America, L.P.,
                                           Investment Management
                                           and Brokerage

Richard Dumler                             Venture Capital                         5,000            .06%
Lambda Fund Management                                                           -------           -----
380 Lexington Ave. - 54th Fl.                                                    956,588           11.6%
New York, New York  10168

         (1) Dr. Conklin's shares include options to purchase 280,667 shares of Common Stock. In addition, Dr. Conklin owns 30,000 shares of record, but not beneficially.

         Mr. Abella owns 19,400 shares of Common and 18,056 shares of Preferred Stock. Additionally, a Partnership in which Mr. Abella is a general partner owns 2,332 shares of Common and 4,666 shares of Preferred Stock and warrants to purchase 66,667 shares of Common Stock. Mr. Abella disclaims beneficial ownership of the shares and warrants owned by the Partnership.

         "Associates" of Mr. Abella, as that term is defined under the Securities Exchange Act of 1934, own an additional 545,892 shares of Common Stock and 319,446 shares of Preferred Stock, or 12.7% of the shares entitled to vote at the annual meeting. See the discussion under, Nominees for Election as directors - Dr. Nowicki.

         (2) The percentage of shares owned is based upon 8,190,545 shares outstanding as reported in the Company's Proxy Statement dated January 30, 1998. The percentage for Dr. Conklin and Mr. Abella is calculated in accordance with rule 13d-3(d)(1).

         (3) Each person has sole voting and dispositive power over the shares listed except for the 73,665 shares and warrants owned by Mr. Abella's Partnership, as to which he has shared voting and dispositive power.


                       NOMINEES FOR ELECTION AS DIRECTORS

         The Committee is proposing the following six nominees for election as directors until the next annual meeting and their successors are elected and qualified. The following information concerning age, principal occupation and business experience for at least the last five years, and directorships, has been furnished to the Shareholders Committee by the Nominees, who have all expressed their willingness to serve on the Board of Directors of the Company.

                     Dr. James J. Conklin
                     Mr. Frank J. Abella, Jr.
                     Mr. J.A. Cole, Jr.
                     Dr. David Nowicki
                     Mr. Marc Berger
                     Mr. Richard Dumler

         Dr. Conklin, 53, founded the Company in 1990, and since then, has been at various times, Chairman of the Board, Chief Executive Officer and Chief Scientific Officer of the Company. Dr. Conklin, a Johns Hopkins trained Internist and Nuclear Medicine Physician, has been on the faculty of four medical schools, published over 100 scientific papers and edited four medical textbooks. Prior to founding the Company in 1990, Dr. Conklin was Vice President of Product Development at Cytogen Corporation.

         Mr. Abella, 59, has been for more than 5 years, Managing Partner of Investment Partners of America, L.P., an investment partnership, and President of Investment Partners, Inc. a broker dealer registered with the National Association of Securities Dealers, Inc. Mr. Abella is also a trustee of Fairview Cemetery of Westfield, New Jersey.

         Mr. Cole, 75, retired in 1985 as Corporate Vice President of Texaco, Inc. (Marine Department) after 36 years with the firm. Since then he has been a director of Turecamo Coastal Towing, Inc. and Director and Chairman of the Finance Committee of American Bureau of Shipping. Mr. Cole has been a shareholder of the Company since 1992.

         Mr. Berger, 50, is and has been since April 1995, Vice President, Principal and Managing Director of Aegis Capital Corp., an investment broker. From April 1990 until 1995, Mr. Berger was a Vice President and Principal of Seco West, Ltd., an investment broker. Mr. Berger is also the owner and President of MKB Associates, Inc. an independent consulting firm.

         Dr. Nowicki, 45, has practiced periodontics Dentistry for over 20 years, and has been Assistant Clinical Professor (1980-1994) and Director of Post Graduate Research and Literature Review (1984- 1992) at the New Jersey Dental School, Department of

Periodontics. Dr. Nowicki is a trustee and a member of the finance committee of Fairview Cemetery of Westfield, New Jersey, and as such, has assisted in the management of Fairview's substantial investment portfolio, and has been President (1993- 1995) and a member of the Board of Directors since 1989 of Westfield YMCA. Dr. Nowicki has also served on the YMCA Finance Committee, responsible for a $4.5 Million annual operating budget and an endowment in excess of $3.5 Million.

         Dr. Nowick owns 29,000 shares of the Company's Common Stock (.35% of the outstanding shares) and is a trustee of Fairview Cemetery of Westfield which owns 491,596 shares of Common Stock. Additionally, Dr. Nowicki is a trustee of a trust created by New Jersey law, for the preservation and maintenance of the Fairview Cemetery. The trust owns 54,296 shares of Common and 319,446 shares of Preferred Stock of the Company. Fairview Cemetery of Westfield may be deemed an associate of Dr. Nowicki and of Mr. Frank Abella. Fairview Cemetery's address is 1100 E. Broad Street, Box 850, Westfield, New Jersey 07090.

         Mr. Dumler, 55, has been for more than five years, a partner in Lambda Fund Management, the general partner of the Lambda Funds, which are venture capital investment partnerships. He is also a Director of Kronos, Inc. (NASDAQ listed Company) and Enscor, Inc., companies in which the Lambda Funds have investments. From 1982 to 1991, Mr. Dumler was a Partner in Drexel Burnham Lambert, an investment banking firm, and before then, he was a Partner in Bessemer Venture Partners, one of the nation's oldest family venture capital funds.
         None of the nominees is related to any other nominee or to any executive officer of the Company.
         The Committee recommends that Stockholders vote FOR each of the foregoing nominees for the Board of Directors.

                 PROPOSAL TO REQUIRE A MINIMUM OF SIX DIRECTORS

         On December 19, 1997, the Board discharged Messrs. Conklin and Lohin as officers, and demanded their resignations as Directors, thus reducing the Current Board to five directors. The Current Board is proposing to reduce further the size of the Board and has submitted a slate of only three nominees.

         Based on available information, the Shareholders Committee believes that the By-laws set the number of Directors at four, unless changed by the Board of Directors. All By-laws may be changed by the vote of the shareholders.

         The Shareholders Committee believes that at least six independent and experienced directors will benefit the Company, and is submitting six nominees for election as directors. The Committee is therefore proposing to amend the By-laws to require a minimum of six directors.

         The Shareholders Committee recommends that the shareholders vote FOR the proposal to amend the By-laws and increase the Board to six directors.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

         Reference is made to pages 1, 8 and 9 of the Current Board's Proxy Statement dated January 30, 1998, for this information.

                             EXECUTIVE COMPENSATION

         Reference is made to pages 5-7 of the Current Board's Proxy Statement dated January 30, 1998, for this information.

                           VOTING AND PROXY PROCEDURES

         In order to conduct any business at the Annual Meeting, a majority of the aggregate of Common and Preferred Shares must be present in person or by proxy in order to constitute a quorum.

         If a quorum is present, an affirmative vote of a majority of the shares present in favor of the Shareholders Committee's proposal to amend the By-laws to require a Board of six directors, will be required to adopt the proposal.

         If the By-law amendment is approved, then the six nominees with the highest vote will be elected as directors. If the Bylaw amendment is not approved, then the four nominees receiving the highest vote will be elected as directors.

         For the proxy solicited hereby to be voted, the enclosed BLUE proxy card must be signed, dated and returned to the Shareholders Committee c/o Bryan, Levitin & Bab, LLP, 330 Madison Avenue, New York, New York 10017 in the enclosed envelope in time to be voted at the Annual Meeting. IF YOU WISH TO VOTE FOR THE SHAREHOLDERS COMMITTEE NOMINEES, YOU MUST SUBMIT THE ENCLOSED BLUE PROXY CARD AND MUST NOT SUBMIT THE COMPANY'S WHITE PROXY CARD.

If you have already returned the Board of Director's white proxy card to the Company, you have the right to revoke it as to all matters covered thereby and may do so by subsequently signing, dating and mailing the enclosed BLUE proxy card. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE ANNUAL MEETING.

         Execution of a Blue proxy card will not affect your right to attend the Annual Meeting and to vote in person. Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by (i) filing with the Secretary of the Company a later dated written revocation, (ii) submitting a duly executed proxy bearing a later date to the Secretary of the Company or
(iii) attending and voting at the Annual Meeting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

         Reference is made to page 1 of the Current Board's Proxy Statement dated January 30, 1998 for further information.

                             SOLICITATION; EXPENSES

         Proxies may be solicited by the Shareholders Committee by mail, advertisement, telephone, facsimile, and personal solicitation. Proxies may be similarly solicited by the Committee Nominees, for which no additional compensation will be paid. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the Shareholders Committee's solicitation material to their customers for whom they hold shares and the Shareholders Committee will reimburse them for their reasonable out-of-pocket expenses.

         The entire expense of preparing, assembling, printing and mailing this Proxy Statement and related materials and the cost of soliciting proxies will be born by the Shareholders Committee.

         Although no precise estimate can be made at the present time, the Shareholders Committee currently estimates that the total expenditures relating to the Proxy Solicitation incurred by them will be approximately $35,000, approximately $10,500 of which have been incurred to date. The Shareholders Committee intends to seek reimbursement from the Company for these expenses, if the Committee Nominees are elected to the Board of Directors, but does not intend to submit the question of such reimbursement to a vote of the Stockholders.

               SHAREHOLDERS' PROPOSALS FOR THE NEXT ANNUAL MEETING

         Reference is made to page 11 of the Current Directors' Proxy Statement dated January 30, 1998 for this information.

                                  OTHER MATTERS

         Except as set forth in this Proxy Statement or in the Current Board's January 30, 1998 Proxy Statement, the Shareholders Committee is not aware of any other matter to be considered at the Annual Meeting. The persons named as proxies on the enclosed BLUE proxy card will, however, have discretionary voting authority regarding any other business that may properly come before the Annual Meeting.

         The Committee believes that it is in your best interest to elect the Committee Nominees at the Annual Meeting. THE SHAREHOLDERS COMMITTEE STRONGLY RECOMMENDS A VOTE FOR THE ELECTION OF THE COMMITTEE NOMINEES.

         PLEASE DATE, SIGN AND RETURN THE ENCLOSED BLUE PROXY CARD AT YOUR EARLIEST CONVENIENCE.

                                         BIO-IMAGING TECHNOLOGIES
                                         INDEPENDENT SHAREHOLDERS COMMITTEE



February   , 1998                        James Conklin, M.D.
         --                              J.A. Cole, Jr.
                                         Frank J. Abella, Jr.
                                         Marc Berger
                                         Richard Dumler

                                    APPENDIX

                    Share Transactions in the Last Two Years
                              Marc & Miriam Berger


                      Date of           Shares
                    Transaction         Amount
                    -----------         ------
Bought                 3/3/94            5,000
Sold                   1/6/97            5,000


Bought                 4/3/96           10,000
                      6/25/96            5,000
Sold                 10/28/97           15,000

Bought               12/23/94           10,000
Sold                  4/17/96            6,000
                       6/5/96            4,000

                    Marc Berger
                    -----------

Bought                1/27/95           15,000
Sold                   1/3/97            3,000
                       1/5/97            2,000
                     10/28/97           10,000

                Marcus Berger -- IRA
                --------------------

Bought                 8/3/94              600

                    MKB Pension
                    -----------

Bought               10/28/97            2,500


                    MKB Profit Sharing
                    ------------------

Bought                 3/2/94            2,000
                       3/3/94            1,500
                      8/31/94           10,000
                      12/6/94            1,000
                      9/13/95            2,500
                     12/26/95            6,000
                      8/27/96            7,000
                      4/11/97            2,000
                       5/1/97            5,000
                      6/19/97            1,500
                                        ------
                                        38,500

                                  Dr. Nowicki
                                   Purchases

  Date of                        Shares
Transaction                      Amount
-----------                      ------
1/20/98                         11,500
1/29/98                          2,500

1/23/98                          9,000
1/23/98                          5,500
1/23/98                            500

                        Frank J. Abella, Jr. - IRA Sales
                        --------------------------------

  Date of                           Shares
Transaction                         Amount
-----------                         ------
 4/18/96                            1,500
 4/18/96                            2,000
  6/5/96                            1,500
 6/10/96                            1,500
 6/12/96                            1,000
 6/12/96                            1,500
 7/10/96                            1,500
 7/30/96                              500
 9/26/96                            2,000
10/21/96                            1,000
11/20/96                              500
 1/13/97                            1,000
 1/14/97                            1,000
  2/5/97                            1,000
 3/27/97                            1,000

                                            FRANK J. ABELLA. JR.
                                            --------------------
                                                   SALES
                                                   -----

                                             Date of             Shares
                                           Transaction           Amount
                                           -----------           ------
                                             10/7/97             3,000
                                            10/17/97             1,834
                                            10/17/97             2,000
                                            10/24/97             2,000
                                            10/27/97             2,000

                                            12/15/97               500


                                               PURCHASES
                                              ----------

                                            10/3/97             20,834

            Estate of Frank J. Abella, Sr. - Day of Death - 6/24/97
                                     Sales

                         Date of                  Shares
                       Transaction                Amount
                       -----------                ------
                         10/9/97                  2,000
                         10/9/97                  3,000
                         10/14/97                 2,000
                         10/30/97                 2,278

                              Purchases
                              ---------

                         10/3/97                  15,278

                         BIO-IMAGING TECHNOLOGIES, INC.
      PROXY SOLICITED ON BEHALF OF THE INDEPENDENT SHAREHOLDERS COMMITTEE
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints Frank J. Abella, Jr., J.A. Cole, Jr. and Marc Berger and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Bio-Imaging Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Bucks County Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania at 9:00 A.M., local time, on Friday, February 27, 1998, and at adjournment or adjournments thereof, upon the following proposals more fully described in the Shareholders Committee's Letter to Shareholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS, 1,2 AND 3.

        (Mark one only)

     1. ELECTION OF DIRECTORS [ ]  VOTE FOR all the nominees; except vote withhold from the following nominees
                                   (if any)
                                           ---------------------------
                              [ ]  VOTE WITHHELD from all nominees.

                    Nominees: James Conklin, M.D.; J.A. Cole, Jr.; Frank J.
                              Abella, Jr.; David Nowicki, DMD; Marc Berger; Richard Dumler

     2. Approval of Proposal to amend the By-laws to require a minimum of six directors.

                      [ ] FOR         [ ] AGAINST            [ ] ABSTAIN
     3. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.
                      [ ] FOR         [ ] AGAINST            [ ] ABSTAIN

                 (CONTINUED AND TO BE SIGNED ON THE NEXT PAGE).

I WILL [ ]    WILL NOT [ ] ATTEND THE MEETING.

                    Dated:
                          -----------------------------------------------


          ---------------------------------------------------------------
          Signature of Stockholder


          ---------------------------------------------------------------
          Signature of Stockholder, if held jointly

          This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.